AMERICAN AXLE & MANUFACTURING, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

AMENDED AND RESTATED PLAN DOCUMENT
EFFECTIVE JANUARY 1, 2005

TABLE OF CONTENTS

                                                                                                Page

ARTICLE I INTRODUCTION ...1
        1.1 Purpose of Plan ...1
1.2 Top Hat Pension Benefit Plan ...1
1.3 Funding ...1
1.4 Effective Date ...1
ARTICLE II DEFINITIONS ...2
2.1 Average Monthly Base Salary ...2
2.2 Average Monthly Incentive Compensation ...2
2.3 Average Total Direct Compensation ...2
2.4 Base Salary ...2
2.5 Board of Directors ...3
2.6 Cash Balance Plan ...3
2.7 Code ...3
2.8 Compensation Committee ...3
2.9 Corporation ...3
2.10 Credited Service ...3
2.11 Disability or Disabled ...4
2.12 Employee ...4
2.13 Health Care Program ...5
2.14 Joint and Survivor Annuity ...5
2.15 Management Benefits Committee ...5
2.16 Specified Employee ...5
2.17 Spouse ...5
2.18 SRP ...5
ARTICLE III PARTICIPATION AND ELIGIBILITY ...6
3.1 Eligibility for Retirement Benefits ...6
3.2 Eligibility for Pre-Retirement Surviving Spouse Benefits ...6
3.3 Determination of Eligibility ...6
ARTICLE IV BENEFITS ...7
4.1 Amount of Benefits ...7
4.2 Time and Form of Payment of Benefits ...9
4.3 Pre-Retirement Surviving Spouse Benefit ...10
ARTICLE V ADMINISTRATION ...11
5.1 Management Benefits Committee ...11
5.2 Administrator ...12
5.3 Compensation ...12
5.4 Agent for Service of Process ...13
5.5 Indemnification ...13

ARTICLE VI CLAIMS PROCEDURE ...14
6.1 Claims ...14
6.2 Claim Decision ...14
6.3 Request for Review ...15
6.4 Review of Decision ...15
ARTICLE VII MISCELLANEOUS ...16
7.1 Not Contract of Employment ...16
7.2 Non-Assignability of Benefits ...16
7.3 Withholding ...16
7.4 Amendment and Termination ...16
7.5 No Fiduciary Relationship Created ...17
7.6 Unsecured General Creditor Status of Employee ...17
7.7 Severability ...17
7.8 Governing Laws ...17
7.9 Binding Effect ...17
7.10 Number and Gender ...17
7.11 Headings ...18
7.12 Entire Agreement ...18

ii

ARTICLE I
INTRODUCTION

American Axle & Manufacturing, Inc. (the "Corporation") previously adopted and maintains the AMERICAN AXLE & MANUFACTURING, INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM (the "Plan") for the purpose of providing supplemental retirement benefits to employees who are eligible under the terms and conditions of this Plan. The Plan is hereby amended and restated, effective January 1, 2005, as follows.

1.2	Purpose of Plan.

The purpose of the Plan is to provide certain eligible employees of the Corporation a level of retirement benefits that result in total benefits which are competitive with benefits available to retiring executives of other major industrial companies.

1.2	"Top Hat" Pension Benefit Plan.

The Plan is an "employee pension benefit plan" within the meaning of ERISA. However, the Plan is unfunded and maintained for a select group of management or highly compensated employees and, therefore, it is intended that the Plan will be exempt from Parts 2, 3 and 4 of Title I of ERISA. The Plan is not intended to qualify under Code Section 401(a).

1.3	Funding.

The Plan is unfunded. All benefits will be paid from the general assets of the Corporation, although assets may, but are not required to be placed in a grantor trust, of which the Corporation is the grantor, within the meaning of subpart E, Part I, subchapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly. Participants have no ownership, either actual or beneficial, in the assets of the trust so the trust shall not affect the unfunded status of the Plan.

1.4	Effective Date.

The Plan is effective March 1, 1994. The amended and restated Plan is effective as of January 1, 2005.

ARTICLE II
DEFINITIONS

For purposes of the Plan, the following words and phrases shall have the respective meanings set forth below, unless their context clearly requires a different meaning:

2.1	Average Monthly Base Salary.

"Average Monthly Base Salary" means the monthly average of the Employee's Base Salary for the highest 60 of the 120 months immediately preceding the earlier of his or her termination of employment or transfer to the hourly rolls. For purposes of determining "Average Monthly Base Salary", the following provisions shall apply:

(a)
For any month preceding termination of employment, or transfer to hourly rolls, for which the Employee received Base Salary at less than his or her full monthly Base Salary rate, his or her full monthly Base Salary rate last received preceding such month shall be used for such month.

(b)
For any month preceding an Employee’s termination of employment during which an Employee was on the hourly payroll and subsequent to which the Employee commenced service as a salaried Employee, his or her monthly Base Salary rate immediately following the commencement of such service as a salaried Employee shall be used for such month.

2.2	Average Monthly Incentive Compensation.

"Average Monthly Incentive Compensation" means the amount determined by dividing the total of the highest five of the last ten years of bonus awards by 60. The bonus amount is to be based on the total bonus amount on the date of the award, irrespective of whether any portion of such bonus is deferred. Bonus awards related to an Employee's year of retirement are not taken into account. If an Employee does not have five years of awards, then a $0 award will be used for each year necessary to make a total of five years.

2.3	Average Total Direct Compensation.

"Average Total Direct Compensation" means the sum of Average Monthly Base Salary plus Average Monthly Incentive Compensation.

2.4	Base Salary.

"Base Salary" means the salary paid by the Corporation for a work week of not more than 40 hours, exclusive of any other compensation.

An Employee's Base Salary for purposes of determining benefits paid under this Plan shall include salary election deferrals of Base Salary pursuant to (i) a cash or deferred arrangement under Code Section 401(k) as provided under the Corporation's Savings Plan for Salaried Employees, and (ii) an arrangement under Code Section 125 or 132(f)(4); and under the American Axle & Manufacturing Holdings, Inc. Executive Deferred Compensation Plan.

2.5	Board of Directors.

"Board of Directors" means the Board of Directors of the Corporation.

2.6	Cash Balance Plan.

"Cash Balance Plan" means the American Axle & Manufacturing, Inc. and Affiliated Corporation Salaried Cash Balance Pension Plan.

2.7	Code.

"Code" means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

2.8	Compensation Committee.

"Compensation Committee" means the Compensation Committee of the Board of Directors of the Corporation.

2.9	Corporation.

"Corporation" means American Axle & Manufacturing, Inc.

2.10	Credited Service.

"Credited Service" shall have the same meaning as that term is defined in Section 6.2 of the SRP and/or Section 6.1 of the Cash Balance Plan. Notwithstanding any provision of the Plan, the SRP or the Cash Balance Plan to the contrary, a Transitioned Employee (as defined in Section 1.33 of the SRP) shall receive credit for Credited Service with General Motors Corporation for purposes of determining such an Employee's eligibility for benefits under the Plan, but not for purposes of the amount of an Employee's benefit.

Notwithstanding any provision of this Plan to the contrary, no Employee will be credited with any years of Credited Service for periods following a layoff or leave of absence which commenced prior to the date such Employee attains age 62.

2.11	Disability or Disabled.

"Disability" or "Disabled". An Employee shall be deemed to be suffering from a Disability only if he or she is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation.

2.12	Employee.

"Employee"

(a)
General Definition. “Employees” shall mean regular employees of the Corporation compensated by salary or by commission or partly by salary and partly by commission who are (i) working in the United States, or (ii) citizens of or domiciled in the United States and who have been or may hereafter be hired in the United States by the Corporation and who are sent out of the United States by the Corporation to work in foreign operations, and whose services, if discontinued, would be discontinued by recalling said employees to the United States and terminating their services in the United States and (iii) nonresident aliens receiving income from the Corporation’s United States payroll.

(b)
Temporary, Part-Time and Flexible Service Employees. The term “Employees” shall not include employees who are classified by the Corporation as (i) Temporary Employees, including per diem employees, (ii) Part-Time Employees, or (iii) Flexible Service Employees.

(c)
Controlled Group Employees. The term “Employees” shall not include employees of affiliated employers; provided, however, that service with any such entity shall, if such an individual later becomes an Employee, be counted under this Plan for eligibility purposes.

(d)
Leased Employees. The term “Employees” shall not include any Leased Employee (within the meaning of Code Section 414(n)) or any individual classified as a Leased Employee by the Corporation. If a Leased Employee later becomes an Employee, service as a Leased Employee shall be counted under this Plan for eligibility purposes.

(e)
Union Employees. The term “Employees” shall not include employees represented by a labor organization who are covered by a collective bargaining agreement so long as retirement benefits are the subject of good faith bargaining and so long as the collective bargaining agreement does not expressly provide for participation in this Plan.

(f)
Directors. The term “Employees” shall not include members of the Board of Directors of American Axle & Manufacturing, Inc., or of any committee appointed by any such Board of Directors, who are not regular employees of the Corporation.

appointed by any such Board of Directors, who are not regular employees of the Corporation.
(g)
Independent Contractors. The term “Employees” shall not include an independent contractor or any individual classified as an independent contractor by the Corporation regardless of any later classification or reclassification of any such individual as a common law employee of the Corporation.

2.13	Health Care Program.

"Health Care Program" means the American Axle & Manufacturing, Inc. Salaried Health Care Program.

2.14	Joint and Survivor Annuity.

"Joint and Survivor Annuity" means an immediate annuity which provides a reduced benefit for the life of the Employee with a survivor annuity for the life of the Employee's Spouse equal to 65% of the amount of the annuity which is payable during the life of the Employee. Such reduced benefit shall equal the benefit otherwise payable to an Employee under Article IV multiplied by 95%, if the age of the Employee and his or her Spouse is within five years of each other. If an Employee's Spouse is five or more years younger than the Employee, 95% is decreased by 1/2% for each full year over five years that the Spouse is younger than the Employee, and if such Spouse is five or more years older than the Employee, 95% shall be increased by 1/2%, but not to exceed 100%, for each full year over five years that the Spouse is older than the Employee.

2.15	Management Benefits Committee.

"Management Benefits Committee" means the committee appointed pursuant to Section 5.1.

2.16	Specified Employee.

"Specified Employee" means a key employee as defined in Section 416(i) of the Code without regard to paragraph (5) thereof.

2.17	Spouse.

"Spouse" means the legally married husband or wife of an Employee. The legality of the marriage shall be determined pursuant to the laws of the state in which the Employee is domiciled.

2.18	SRP.

"SRP" means the American Axle & Manufacturing, Inc. Retirement Program for Salaried Employees.

ARTICLE III
PARTICIPATION AND ELIGIBILITY

3.1	Eligibility for Retirement Benefits.

(a) Basic Benefit. To be eligible for a Basic Benefit, an Employee must:

(1)	Be Salary Band 16 or above and an active employee of the Corporation or an affiliated entity on his or her date of death, retirement or commencement of his or her Disability.

(2)	Be credited with 10 or more Years of Credited Service; and

(3)	Have attained age 55 at the time of his or her retirement, death or commencement of his or her Disability.

(b)	Alternative Benefit. To be eligible for an Alternative Benefit, an Employee must:

(1)	Be Salary Band 16 or above and an active employee of the Corporation or an affiliated entity on his or her date of death, retirement or commencement of Disability;

(2)	Be credited with 10 or more years of Credited Service; and

(3)	Have attained age 62 at the time of his or her retirement, death or commencement of his or her Disability.

(c)	No Duplication of Benefits. An Employee who is eligible for both a Basic Benefit and an Alternative Benefit will receive whichever is greater, and not both a Basic Benefit and an Alternative Benefit.

(d)	An individual shall not be deemed to be actively employed if he or she is laid off or on a leave of absence.

3.2	Eligibility for Pre-Retirement Surviving Spouse Benefits.

The Spouse of an Employee who is eligible for a Basic Benefit or an Alternative Benefit under Section 3.1 who dies before benefit payments begin under Section 4.2 will be entitled to receive benefit payments in accordance with Section 4.3.

3.3	Determination of Eligibility.

The Management Benefits Committee shall determine each Employee's eligibility for benefits under this Plan.

ARTICLE IV
BENEFITS

4.1	Amount of Benefits.

(a)
Amount of Basic Benefit. An Employee eligible for a Basic Benefit shall, subject to Section 4.1(b), be entitled to a monthly benefit payable in the manner set forth in Section 4.2 equal to 2% of Average Monthly Base Salary multiplied by his or her years of Credited Service, less the sum of:

(1)	All monthly benefits payable to the eligible Employee under the SRP and/or the Cash Balance Plan before reduction for any survivor option, plus

(2)	2% of the eligible Employee's monthly age 65 primary Social Security benefit multiplied by his or her years of Credited Service.

For purposes of calculating Basic Benefits, the following shall apply:

(1)
The monthly age 65 primary Social Security benefit will be determined and applied to the Basic Benefit formula at death or retirement, regardless of the Employee's age at death or retirement and regardless of the Employee's eligibility for Social Security benefits.

(2)
The monthly age 65 primary Social Security benefit will be determined at death or retirement using the maximum monthly Social Security benefit amount payable at age 65 in the year the Employee retires or dies.

(b)	Rules Applicable to Basic Benefits.

(1)
At age 62 and one month, for those retiring prior to age 62 with a Basic Benefit, the Basic Benefit will be redetermined, taking into account the lower non-contributory basic benefit payable under the SRP when Temporary Benefits under the SRP are reduced or eliminated.

(2)	The "Special" benefit (Part B Medicare reimbursement) paid under the Health Program will not be taken into account in determining any monthly benefit amount payable under Section 4.1(a).

(3)	Post-retirement increases under the SRP or the Cash Balance Plan will not reduce any monthly benefit amount payable under this Section 4.1(a).

(4)
Any benefits payable under this Section 4.1(b) to a retiree or eligible surviving spouse will be offset by benefits payable under certain other Corporation-provided programs (e.g., Long-Term Disability Benefits).

(5)
The award or denial of a Social Security disability insurance benefit that affects the monthly amount of benefits payable under the SRP will be taken into account in determining any monthly benefit amount payable under this Section 4.1(b).

(c)
Amount of Alternative Benefit. An Employee eligible for an Alternative Benefit shall, subject to Section 4.1(d), be entitled to a monthly benefit payable in the manner set forth in Section 4.2 equal to the greater of (i) the monthly Basic Benefit determined in accordance with Section 4.1(a), or (ii) a monthly benefit equal to 1.5% of his or her Average Total Direct Compensation, multiplied by his or her years of Credited Service, less the sum of:

(1)	All monthly benefits determined under the terms of the SRP and/or the Cash Balance Plan before reduction for any survivor option, plus

(2)	100% of the monthly age 65 primary Social Security benefit, plus

(3)	Any benefits payable under certain other Corporation-provided programs (e.g., Extended Disability Benefits).

For purposes of calculating Alternative Benefits, the following shall apply:

(1)	Differing time periods over the last 10 years of employment with the Corporation may be used for the blended calculation of Average Monthly Base Salary and Average Monthly Incentive Compensation.

(2)
The monthly age 65 primary Social Security benefit is the monthly age 65 primary Social Security benefit payable in the year of the Employee's death or retirement, regardless of the Employee's age at such time and regardless of the Employee's eligibility for Social Security benefits.

(3)	The monthly age 65 primary Social Security benefit will not be redetermined for any subsequent Social Security increase.

(d)	Rules Applicable to Alternative Benefits.

(1)	Post-retirement increases under the SRP or the Cash Balance Plan will not reduce any monthly benefit amount payable under Section 4.1(c).

(2)	The "Special" Medicare benefit payable under the Health Care Program will not be taken into account in determining any monthly benefit amount payable under Section 4.1(c).

(3)
Benefits payable under Section 4.1(c) are not guaranteed and may be reduced or eliminated at any time, and from time to time, without prior notice by the Compensation Committee, the Management Benefits Committee and the Board of Directors.

(4)
Until age 70, each of the conditions precedent requirements contained in the American Axle & Manufacturing, Inc. Executive Incentive Compensation Program will be applied to the continued eligibility for payment of an Alternative Benefit. Therefore, receipt of Alternative Benefits will cease immediately, effective as of the month immediately following the date of initial violation, upon determination by the Corporation that a retired executive receiving an Alternative Benefit (i) did not refrain from all activity which is competitive with the Corporation, or (ii) acted in a manner inimical or contrary to the best interests of the Corporation. Any Alternative Benefits also may be suspended if the retired executive does not respond to an Annual Questionnaire regarding items (i) and (ii).

4.2	Time and Form of Payment of Benefits.

(a)
Commencement of Benefits. Benefit payments shall commence as soon as practicable after an Employee separates from service with the Corporation; provided, however, that the portion of a Specified Employee's benefit that was not vested within the meaning of Code Section 409A on December 31, 2004, may not be made before the date which is six months after the date of separation from service.

(b)
Single Life Annuity. Except as provided in Section 4.2(c), an Employee entitled to a Basic Benefit or an Alternative Benefit will receive a benefit determined in accordance with Sections 4.1(a) or (c) in the form of a single life annuity for the Employee's lifetime.

(c)	Automatic Survivor Benefit.

(1)
Basic Benefit. An Employee who has a Spouse who is otherwise eligible for survivor benefits under the SRP or the Cash Balance Plan, will receive a benefit determined in accordance with Section 4.1(a) and (b) in the form of a Joint and Survivor Annuity.

(2)
Alternative Benefit. An Employee who (i) has attained age 62 or such earlier age specified in a special separation program, (ii) has been credited with 10 or more years of Credited Service, and (iii) on the date Alternative Benefits begin, has a Spouse who is otherwise eligible for survivor benefits under the SRP or the Cash Balance Plan, will receive a benefit determined in accordance with Sections 4.1(c) and (d) in the form of a Joint and Survivor Annuity.

4.3	Pre-Retirement Surviving Spouse Benefit.

The Pre-Retirement Surviving Spouse Benefit payable to an eligible Spouse shall equal the amount that the Spouse would have been entitled to receive under the Joint and Survivor Annuity if the Employee had retired with an immediate Joint and Survivor Annuity on the day before his death. In the event that an Employee is eligible for both a Basic Benefit and an Alternative Benefit on his date of death, the Pre-Retirement Surviving Spouse Benefit will equal the Pre-Retirement Surviving Spouse Benefit based on the Employee's Basic Benefit or Alternative Benefit, whichever is greater.

ARTICLE V
ADMINISTRATION

5.1	Management Benefits Committee.

The Compensation Committee shall appoint a Management Benefits Committee for the Plan.

(a)
Appointment and Removal of Management Benefits Committee. The Management Benefits Committee shall consist of three or more individuals appointed by, and serving at the discretion of, the Compensation Committee. A member of the Management Benefits Committee may (i) resign upon 30 days written notice to the Compensation Committee, or (ii) be removed from the Management Benefits Committee at any time at the discretion of the Compensation Committee.

(b)
Decisions by Management Benefits Committee. The Management Benefits Committee shall act by majority vote either at a meeting of the Management Benefits Committee or by written consent. Meetings may be attended telephonically.

(c)	Authority. The Management Benefits Committee shall have the following duties and authority under the Plan.

(1)
Compliance. The Management Benefits Committee shall monitor the performance of the Plan to ensure that the Plan is administered in accordance with its terms and in compliance applicable law or regulation.

(2)
Discretionary Authority. The Management Benefits Committee shall have full and exclusive discretionary authority to determine all questions arising in the administration, application and interpretation of the Plan including the authority to correct any defect or reconcile any inconsistency or ambiguity in the Plan and the authority to determine an Employee's or other individual’s eligibility to receive a benefit from the Plan and the amount of that benefit. The Management Benefits Committee shall determine all Claims appeals as set forth in Section 6.4 of this Plan and shall have the authority to determine all questions of fact relating to such an appeal. Any determination by the Management Benefits Committee pursuant to this Section 5.1(c)(2) or the Claims Procedure shall be binding and conclusive on all parties.

(3)
Plan Amendments. The Management Benefits Committee shall have the authority to make such Plan amendments as are administrative in nature so long as such amendments do not have a material adverse financial impact on the Corporation.

(4)
Adoption of Plan. The Management Benefits Committee may provide for the adoption of the Plan by an affiliated employer pursuant to such terms and conditions as the Management Benefits Committee, in its discretion, may determine. The Management Benefits Committee shall have the right to remove an affiliated employer as a Plan sponsor if, in its discretion, it deems such removal to be appropriate.

5.2	Administrator.

The Corporation shall be the Plan Administrator. The American Axle & Manufacturing, Inc. Corporate Benefits Group shall act on its behalf and perform the duties of the Administrator as set forth herein. The Administrator shall administer the Plan in accordance with all applicable laws and regulations and, except as otherwise expressly provided to the contrary herein, shall have all powers and discretionary authority to carry out that obligation. Specifically, but not by way of limitation, the Administrator shall:

(a)	Procedures and Forms. Establish such administrative procedures and prepare, or cause to be prepared, such forms, as may be necessary or desirable for the proper administration of the Plan;

(b)	Advisors. Retain the services of such consultants and advisors as may be appropriate to the administration of the Plan;

(c)	Claims. Have the discretionary authority to determine all claims filed pursuant to Section 6.2 of this Plan and shall have the authority to determine issues of fact relating to such claim;

(d)	Payment of Benefits. Direct, or establish procedures for, the payment of benefits from the Plan; and

(e)	Plan Records. Maintain, or cause to be maintained, all documents and records necessary or appropriate to the maintenance of the Plan.

5.3	Compensation.

Members of the Management Benefits Committee and the Plan Administrator shall serve without compensation from the Plan for their services as such.

5.4	Agent for Service of Process.

The Administrator shall be the agent for service of process on the Plan. If the Corporation is the Administrator, the agent for service of process on the Corporation shall be the agent for service of process on the Plan.

5.5	Indemnification.

The Corporation shall indemnify each member of the Compensation Committee, the Management Benefits Committee, the Administrator and individuals employed by, and acting on behalf of, the Plan Administrator from and against any and all claims, losses, damages, expenses and liability arising from their acts or failure to act with regard to the Plan and their duties and obligations as set forth herein unless such acts or omissions are judicially determined to be the result of such individual’s gross negligence, willful misconduct or criminal act.

ARTICLE VI
CLAIMS PROCEDURE

6.1	Claims.

A person who believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a "Claimant") may file a written request for such benefit with the Management Benefits Committee, setting forth his or her claim. The request must be addressed to the Management Benefits Committee at the Corporation's principal place of business.

6.2	Claim Decision.

The Management Benefits Committee shall provide written notice to any Claimant who submits a claim for benefits within 90 days (45 days in case of a disability benefit) of the receipt of the claim, unless special circumstances (which, in the case of disability benefits, must be beyond the control of the Plan) require an extension. The extension shall not exceed 90 days (30 days in case of a disability benefit) beyond the initial 90-day (or 45-day) period. If an extension is necessary, the Claimant shall receive a notice, before the initial 90-day (or 45-day) period expires, which explains why the extension is necessary and when a decision on the claim is expected. In the case of a disability benefit, if, prior to the end of the extended review period, the Management Benefits Committee determines that, due to matters outside the control of the Plan, a decision cannot be rendered within the extension period, the period for making a determination may be extended for an additional 30 days, provided the Management Benefits Committee notifies the Claimant before the expiration of the first extension period of the circumstances requiring the extension and the date the Plan expects to render a decision. In the case of either the first or second extension of the review period, the notice to the Claimant must explain the standards on which entitlement to the benefit is based, the unresolved issues that prevent a decision, and the additional information needed to resolve the issues. The Claimant shall have 45 days within which to provide the specified information.

The Management Benefits Committee shall provide, in a written or electronic notice to all Claimants who are denied a claim for benefits, the following information written in a manner calculated to be understood by the Claimant:

(a)	The specific reason or reasons for denial;

(b)	Specific reference to pertinent Plan provisions on which the denial is based;

(c)	A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary;

(d)
An explanation of the Plan's claim review procedures and the time limits applicable to such procedures including, a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits; and

(e)	A statement of the Claimant’s right to bring a civil action under ERISA Section 502(a) following an adverse benefit determination on review;

6.3	Request for Review.

A Claimant whose claim has been denied may request a review by the Management Benefits Committee by making written application within 90 days after the receipt of written notification of a denial of a claim. The Claimant may submit written comments, documents, records and other information relating to the claim for benefits.

6.4	Review of Decision.

The Management Benefits Committee’s decision on review shall take into account all comments, documents, records and other information submitted as part of the request for review, whether or not submitted as part of the initial benefit determination.

The decision on review shall be made within 60 days after the receipt of a request for review, unless special circumstances require an extension period. The extension shall not exceed 120 days from the request for review. If circumstances require an extension, the Claimant shall receive a notice before the initial 60-day period expires, which explains why the extension is necessary and when a decision on review is accepted. The decision on review shall be provided in a written or electronic notice, shall be written in a manner calculated to be understood by the Claimant, and in the event of an adverse determination shall include:

(a)	The specific reason or reasons for the adverse determination;

(b)	Specific references to pertinent Plan provisions on which the denial is based;

(c)
A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits; and

(d)	A statement of the Claimant's right to bring an action under ERISA Section 502(a);

ARTICLE VII
MISCELLANEOUS

7.1	Not Contract of Employment.

The adoption and maintenance of the Plan shall not be deemed to be a contract between the Corporation and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Corporation or to restrict the right of the Corporation to discharge any person at any time nor shall the Plan be deemed to give the Corporation the right to require any person to remain in the employ of the Corporation or to restrict any person's right to terminate his or her employment at any time.

7.2	Non-Assignability of Benefits.

No Employee or other distributee of benefits under the Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, which are expressly declared to be unassignable and non-transferable. Any such attempted assignment or transfer shall be void. No amount payable hereunder shall, prior to actual payment thereof, be subject to seizure by any creditor of any such Participant or beneficiary for the payment of any debt judgment or other obligation, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy, insolvency or death of such Participant or beneficiary hereunder.

7.3	Withholding.

All deferrals and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required under any applicable local, state or federal law.

7.4	Amendment and Termination.

(a)
Board of Directors. The Board of Directors shall have the right to amend, in whole or in part, any or all of the provisions of the Plan or to terminate the Plan at any time and without the consent of any other party or person.

(b)
Management Benefits Committee. The Management Benefits Committee shall have the right, at any time, without the consent of any other party or person, to modify or amend any or all of the provisions of the Plan, but only to the extent provided in Section 5.1(c).

(c)	Limitations. Except as provided in Section 4.1(d)(3), no amendment or termination of this Plan shall impair the rights of an Employee to the extent earned as of the date of amendment or termination.

7.5	No Fiduciary Relationship Created.

Nothing contained in this Plan, and no action taken pursuant to its provisions by any party hereto, shall create, nor be construed to create, a fiduciary relationship between the Corporation, the Board of Directors, any officers of the Corporation, the Compensation Committee, the Management Benefits Committee and the Employee or any other person.

7.6	Unsecured General Creditor Status of Employee.

(a)
The payments to a Participant, his or her Beneficiary or any other distributee hereunder shall be made from assets which shall continue, for all purposes, to be a part of the general, unrestricted assets of the Corporation; no person shall have nor acquire any interest in any such assets by virtue of the provisions of this Plan.

(b)
The Corporation's obligation hereunder shall be an unfunded and unsecured promise to pay money in the future. To the extent that the Employee or other distributee acquires a right to receive payments from the Corporation under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Corporation; no such person shall have nor require any legal or equitable right, interest or claim in or to any property or assets of the Corporation.

7.7	Severability.

If any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

7.8	Governing Laws.

All provisions of the Plan shall be construed in accordance with the laws of Michigan except to the extent preempted by federal law.

7.9	Binding Effect.

This Plan shall be binding on each Participant and his or her heirs and legal representatives and on the Corporation and its successors and assigns.

7.10	Number and Gender.

Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

7.11	Headings.

The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

7.12	Entire Agreement.

This document and any amendments contain all the terms and provisions of the Plan and shall constitute the entire Plan, any other alleged terms or provisions being of no effect.

IN WITNESS WHEREOF, the Corporation has adopted this amended and restated Plan on the 22nd day of July, 2005.

AMERICAN AXLE & MANUFACTURING, INC.

By:   /s/ John E. Jerge
Its

ATTESTED TO:

  /s/ Patrick S. Lancaster

Secretary